UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 31, 2006

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PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

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Ohio (State or other jurisdiction of incorporation or organization)	31-0987416 (I.R.S. Employer Identification Number)

138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
(Address of principal offices) (Zip Code)

(740) 373-3155
(Registrant's telephone number, including area code)

_________________

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index to Exhibits on Page 4

Item 8.01. Other Events

       On May 31, 2006, Peoples Bank, National Association (“Peoples Bank”), a wholly-owned subsidiary of Peoples Bancorp, Inc. (Nasdaq: PEBO) announced the signing of a purchase and assumption agreement with First National Bank of McConnelsville (“First National Bank”), a wholly-owned subsidiary of First National Shares, Inc. In accordance with the agreement, Peoples Bank is to acquire the Carroll, Ohio banking office of First National Bank and sell its Chesterhill, Ohio banking office to First National Bank. A copy of the news release is attached as Exhibit 99 to this current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

    (a)        through (c) not applicable

    (d)        Exhibits: The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99	News Release isued May 31, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         PEOPLES BANCORP INC.

Dated: May 31, 2006	By: /s/ Mark F. Bradley —————————————— President and Chief Executive Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
May 31, 2006

Peoples Bancorp Inc.

Exhibit Number	Description

99	News Release isued May 31, 2006